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                                    EXHIBIT 1

               EXECUTIVE OFFICERS AND DIRECTORS OF COHERENT, INC.

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NAME, CITIZENSHIP AND        BUSINESS ADDRESS          PRESENT PRINCIPAL OCCUPATION OR          NAME, PRINCIPAL BUSINESS OF THE
POSITION                                               EMPLOYMENT                               ORGANIZATION WHERE EMPLOYMENT IS
                                                                                                CONDUCTED
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Bernard, J. Couillaud,       5100 Patrick Henry Dr.    President and Chief Executive Officer    Coherent, Inc.
United States, PhD,          Santa Clara, CA 95054     of Coherent, Inc.
President and Chief
Executive Officer
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Henry E. Gauthier, United    5100 Patrick Henry Dr.    Chairman of the Board of Directors of    Coherent, Inc.
States, Director             Santa Clara, CA 95054     Coherent, Inc.

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Robert J. Quillinan,         5100 Patrick Henry Dr.    Executive Vice President and Chief       Coherent, Inc.
United States, Executive     Santa Clara, CA 95054     Financial Officer of Coherent, Inc.
Vice President
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John Ambroseo, PhD, United   5100 Patrick Henry Dr.    Executive Vice President, President      Coherent, Inc.
States, Executive Vice       Santa Clara, CA 95054     and General Manager Coherent
President                                              Photonics Group
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Vittorio Fossati-Bellani,    5100 Patrick Henry Dr.    Executive Vice President, President      Coherent, Inc.
PhD, United States,          Santa Clara, CA 95054     and General Manager Coherent Telecom
Executive Vice President                               Actives Group
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James L. Taylor, United      2400 Condensa St.         Executive Vice President, President      Coherent, Inc.
States, Executive Vice       Santa Clara, CA 95054     and General Manager Coherent
President                                              Medical Group
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Ronald Victor, United        2400 Condensa St.         Executive Vice President, Human          Coherent, Inc.
States, Executive Vice       Santa Clara, CA 95054     Resources
President
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Kevin McCarthy, United       5100 Patrick Henry Dr.   Executive Vice President, Chief           Coherent, Inc.
States, Executive Vice       Santa Clara, CA 95054    Information Officer
President
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Scott Miller, United         5100 Patrick Henry Dr.   Senior Vice President, General            Coherent, Inc.
States, Senior Vice          Santa Clara, CA 95054    Counsel
President
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Dennis Bucek, United         5100 Patrick Henry Dr.   Senior Vice President, Treasurer          Coherent, Inc.
States, Senior Vice          Santa Clara, CA 95054
President
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Frank Carrubba, United       c/o Coherent, Inc.        Retired Chief Technical Officer,         N/A
States, Director             5100 Patrick Henry Dr.    Phillips Electronics N.V.
                             Santa Clara, CA 95054
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Thomas Sloan Nelsen,         c/o Coherent, Inc.        Retired Professor of Surgery, Stanford   N/A
United States, Director      5100 Patrick Henry Dr.    University School of Medicine
                             Santa Clara, CA 95054
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Jerry Robertson, United      c/o Coherent, Inc.        Retired Executive Vice President, Life   N/A
States, Director             5100 Patrick Henry Dr.    Sciences Sector and Corporate Services
                             Santa Clara, CA 95054     Division, 3M
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
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Charles W. Cantoni, United   904 Regency Ct.           Owner, Cantoni Consulting                Cantoni Consulting
States, Director             San Ramon, CA 94583
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John H. Hart, United         5400 Bayfront Plaza       Senior Vice President and Chief          3Com Corporation
States, Director             Santa Clara, CA 95052     Technical Officer, 3Com Corporation
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